POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby constitutes and appoints each of

W. Geoffrey Carpenter, Jeffery Schwartz and Jason Wynn, the undersigned's true and lawful

attorney-in-fact:

(1) to execute for and on behalf of the undersigned, in the

undersigned's

capacity as an officer and/or director of (the "Company"), Forms 3, 4,

and 5

in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and Form 144 in accordance with the requirements

of the Securities Act of 1933;

(2) to do and perform such acts for and on behalf of the undersigned as may be

necessary or desirable to complete and execute any such Form 3, 4, or 5,

and

Form 144, and timely file such forms with the United States Securities

and

Exchange Commission and any stock exchange or similar authority; and

(3) to take such other actions as such attorney-in-fact, on advice of counsel,

may deem to be of benefit to, in the best interests of, or legally required by,

the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of

Attorney shall be in such form and shall contain such terms and conditions

as such attorney-in-fact may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to

do and perform any and every act and thing whatsoever requisite,

necessary, or proper to be done

in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes

as the undersigned might or could do if personally present, with full power of substitution or

revocation, hereby ratifying and confirming all that such attorney-in-

fact, or such attorney-in-

fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of

Attorney and the rights and powers herein granted. The undersigned acknowledges that the

foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not

assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934, or the undersigned's responsibilities to

comply with the Securities Act of 1933.

 This Power of Attorney shall remain in full force and effect until the undersigned is no

longer required to file Forms 3, 4, and 5, and/or Form 144, with respect to the undersigned's

holdings of and transactions in securities issued by the Company, unless earlier revoked by the

undersigned in a signed writing delivered to the foregoing attorney-in-

fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be

executed as of this 3rd day of September, 2013.

Witness:

/s/ Becki Crowther  /s/ Paul Beard

 Paul Beard